UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 10, 2006

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50298
(Commission File Number)

98-0376008
(IRS Employer Identification No.)

2 Elza Street, Jerusalem, Israel 93706
(Address of principal executive offices and Zip Code)

011 972 54 790 9058
Registrant’s telephone number, including area code

Integrated Security Technologies, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 10, 2006, we changed our name from “Integrated Security Technologies, Inc.” to “Oramed Pharmaceuticals Inc.” when we merged our subsidiary, Oramed Pharmaceuticals Inc. The board of directors adopted the Bylaws of the subsidiary, Oramed Pharmaceuticals Inc., which are attached as Exhibit 3.2. Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol “ORPM” which will be effective at the opening of the market on April 10, 2006. Our new CUSIP number is 68403P 10 4. We changed the name of our company to better reflect the direction and business of our company.

Item 9.01 Financial Statements and Exhibits

3.1	Articles of Merger

3.2	Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By: /s/ Nadav Kidron

Nadav Kidron
President, CEO and Director

Date: April 10, 2006